TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
TAXES
TAXES
8.	TAXES

The Company estimates an annual effective tax rate of (0.09)% for the year ending December 31, 2025 as the Company incurred losses for the nine months ended September 30, 2025 and expects to continue to incur losses through the remainder of the fiscal year ending December 31, 2025, resulting in an estimated net loss for both financial statement and tax purposes for the year ending December 31, 2025. Therefore, no federal or state income taxes are expected outside of state minimum tax payments. The effective rate during this period includes income tax benefits and exclusions associated with convertible debt interest and changes in valuation allowances related to future deductible temporary differences.

Due to the Company’s history of losses since inception, there is not enough evidence at this time to support that the Company will generate future income of a sufficient amount and nature to utilize the benefits of its net deferred tax assets. Accordingly, the deferred tax assets have been reduced by a full valuation allowance, since the Company does not currently believe that realization of its deferred tax assets is more likely than not. As of September 30, 2025, the Company has no uncertain tax positions that require the establishment of a reserve.

On July 4, 2025, the One Big Beautiful Act (“OBBBA”) was signed into law. The OBBBA makes significant changes to U.S. tax law, including allowing for an immediate deduction for domestic research and development expenses, among other changes. The financial impact of the OBBBA is still being evaluated by the Company and an estimate of the financial impact is not yet practicable at the time of issuance of these financial statements.

8.	TAXES

The components of the income tax expense for the fiscal years ended December 31, 2024 and 2023 are as follows (in thousands):

	December 31,
	2024	2023
Current
Federal	$—	$—
State	34	3
Foreign	—	—
Total current	$34	$3
Deferred
Federal	$—	$—
State	—	—
Foreign	—	—
Total deferred	$—	$—
Total income tax expense	$34	$3

A reconciliation of total income tax expense and the amount computed by applying the federal statutory income tax rate of 21.0% to loss before provision from income taxes for the fiscal years ended December 31, 2024 and 2023 are as follows:

	2024	2023
Computed expected tax benefit at federal statutory rate	$(4,358)	$(2,760)
State benefit, net of federal benefit	(285)	(420)
Non-deductible interest expense	—	69
Stock-based compensation expense	528	—
Extinguishment of debt	75	335
Change in valuation allowance	3,905	2,562
Foreign rate differential	133	162
Other permanent book-tax differences	36	57
Total income tax expense	$34	$5

Temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities as of December 31, 2024 and 2023 are as follows (in thousands):

	December 31,
Deferred tax assets	2024	2023
Accruals and revenues	$473	$646
Stock based compensation	1,306	92
Deferred revenue	864	731
Net operating loss	10,756	8,786
Unrealized gain	18	11
Section 163(j)	634	—
Capitalized research & development expenses	315	214
Property and equipment	56	2
Total gross deferred assets	$14,422	$10,482
Valuation allowance	(14,384)	(10,479)
Total deferred tax assets	$38	$3
Deferred tax liabilities
Right of use asset	(38)	(3)
Total deferred tax liabilities	$(38)	$(3)
Net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has recorded a full valuation allowance on its deferred tax asset balances as of December 31, 2024 and 2023. The valuation allowance increased by $3.9 million for the year ending December 31, 2024 and increased by $2.6 million for the year ending December 31, 2023.

Federal and state tax laws impose significant restrictions on the utilization of net operating loss carryforwards in the event of a change in ownership of the Company, as defined by Internal Revenue Code Section 382 (“Section 382”). The Company believes that it is more likely than not that a Section 382 change in control occurred on August 12, 2022. The Company is subject to a federal Section 382 annual limitation of $7.8 million annually for the 5 years after the change in control, and a $0.5 million annual limitation thereafter. No deferred tax assets are expected to expire unutilized as a result of this expected change in control. The Company intends to prepare and complete a formal Section 382 analysis of this change in control by December 31, 2025.

The Company has net operating loss carryforwards for Federal and State income tax purposes of approximately $200.8 million and $167.4 million, respectively, as of December 31, 2024. Of these amounts, $158.1 million of federal net operating losses and $141.7 million of state net operating losses are expected to expire unutilized and thus no deferred tax assets are established for such loss carryforwards as of December 31, 2024 or December 31, 2023. The Company is subject to a federal Section 382 annual limitation of $2.2 million annually for the 5 years after a December 2020 change in control, and a $0 annual limitation thereafter.

Per the Tax Cuts and Jobs Act (“TCJA”) signed into law by President Trump in 2017, the federal NOL carryforwards generated in 2018 and later years can be carried forward indefinitely. The federal NOL carryforwards generated in 2017 and prior years will continue to have their 20-year carryforward period and will begin expiring in 2037. The state NOL carryforwards, if not utilized, will expire beginning in 2029.

The Company has federal and state Section 163(j) limited interest expense carryforwards of $4.8 million and $2.2 million for both federal and state as of December 31, 2024 and 2023, respectively. Of these amounts, $1.9 million and $2.2 million of both federal and state Section 163(j) carryforwards are not more likely than not to be utilized and thus no deferred tax assets are established for such NOL carryforwards as of December 31, 2024 and 2023, respectively. Section 163(j) attributes carry forward indefinitely.

The Company has $1.4 million of federal and $1.4 million of California state research and development credit carryforwards for Federal and California income tax purposes, respectively, as of December 31, 2024 and 2023. As of December 31, 2024 and 2023 these credits are subject to IRC Section 382 and are not more likely than not to be utilized and thus no deferred tax assets are established for such research credit carryforwards as of December 31, 2024 and 2023.

The Company has approximately $0.5 million of foreign NOL carryforward of 10 years as of December 31, 2024 and 2023 that begin to expire in 2024.

The Company files taxes in the United States, various US states, and various foreign jurisdictions. As the Company has had substantial losses in all tax years, substantially of its tax returns remain subject to audit by taxing authorities until the NOL generated in such years are utilized against taxable income in subsequent year tax returns.

The Company had unrecognized tax benefits of $2.8 million as of December 31, 2019 related to research and development tax credits. These unrecognized tax benefits, if recognized, would not affect the effective tax rate. As of December 31, 2024 and 2023, such research and development tax credits are subject to Section 382 limitations and are not more likely than not to be utilized.

There were no interest or penalties accrued at December 31, 2024 and 2023. As of December 31, 2024 and 2023, the Company recorded a valuation allowance of $14.4 million and $10.5 million, respectively, against the deferred tax asset balance as realization is uncertain due to a history of operating losses.